                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 23, 2004
                           --------------------------

                              GENIUS PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)
                           --------------------------

           NEVADA                                                 88-0363979
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                     0-27915
                            (Commission File Number)

                          740 LOMAS SANTA FE, SUITE 210
                         SOLANA BEACH, CALIFORNIA 92075
               (Address of Principal Executive Offices) (Zip Code)

                                 (858) 793-8840
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 25, 2004, Genius Products, Inc. ("Genius Products") entered into a lease agreement with ProCon, Inc. for office space in Bentonville, Arkansas consisting of approximately 1,670 square feet. The initial term of the lease is five years and expires in October 2009. Genius Products has an option to extend the term of the lease for an additional five-year term. The annual rent due under the lease during the initial term is $22,545, payable in monthly installments of $1,878.25. A copy of the lease agreement is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

         On September 30, 2004, the board of directors of Genius Products granted Klaus Moeller (Genius Products' Chairman and Chief Executive Officer), Michael Meader (Genius Products' President), Mark J. Miller (Genius Products' Chief Operating Officer), Trevor J. Drinkwater (Genius Products' Executive Vice President of DVD Sales), Howard Balaban (Genius Products' Executive Vice President of New Business Development), Larry Balaban (Genius Products' Executive Vice President of Production and Creative Services), Julie Ekelund (Genius Products' Executive Vice President of Marketing and Brand Management) and Andrew Schmidt (Genius Products' Chief Financial Officer) a stock option to purchase 750,000 shares, 575,000 shares, 450,000 shares, 350,000 shares, 350,000 shares, 350,000 shares, 350,000 shares and 250,000 shares, respectively, of Genius Products' common stock. Fifty percent of the shares subject to each of the foregoing stock options are fully vested and immediately exercisable at an exercise price of $2.00 per share. Twenty-five percent of the shares subject to each of the foregoing stock options vest on June 30, 2005 and are exercisable from and after that date at an exercise price of $3.00 per share. The remaining twenty five percent of the shares subject to each of the foregoing stock options vest on June 30, 2006 and are exercisable from and after that date at an exercise price of $4.00 per share. The closing selling price of Genius Products' common stock on the Over the Counter Bulletin Board on September 30, 2004 was $1.88 per share.

         On September 30, 2004, the board of directors of Genius Products granted new directors Alexander L. Cappello, Michael J. Koss, Charles H. Rivkin and Peter H. Schlessel each an option to purchase 429,520 shares of Genius Products' common stock at an exercise price of $1.88 per share, the closing selling price of Genius Products' common stock on the Over the Counter Bulletin Board on September 30, 2004. Each of the foregoing stock options vest and become exercisable monthly over a three year period.

ITEM 2.02         RESULTS OF OPERATION AND FINANCIAL CONDITION.

         On September 28, 2004, Genius Products issued a press release reiterating its previous guidance of achieving gross revenues of $20 million for the full 2004 year. A copy of the press release is attached hereto as Exhibit
99.2 and is incorporated by reference herein.

         The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         Genius Products hereby incorporates by reference from Item 1.01 above the discussion of the lease agreement with ProCon, Inc.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b)      Resignation of Directors

         Effective September 30, 2004, each of Nancy Evenson and Carl Amari resigned as a member of the board of directors of Genius Products. A copy of the press release announcing the resignation of the foregoing board members is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

         (c)      Appointment of Executive Officer

         Effective August 23, 2004, Andrew C. Schmidt, age 43, was appointed as Chief Financial Officer of Genius Products. Mr. Schmidt shall serve until his successor is duly appointed or until his earlier death, resignation or removal.

         Mr. Schmidt was the Vice President of Finance at Peregrine Systems, Inc. from 2003-2004. He was Chief Financial Officer of Mad Catz Interactive, Inc. from 2000-2003 and a business manager at Cox Communications from 1997-2000.

         In connection with Mr. Schmidt's appointment as Chief Financial Officer, Genius Products entered into a one-year employment agreement him, effective August 23, 2004. Under the employment agreement, Mr. Schmidt is entitled to an annual salary of $160,000 and a grant of an option to purchase 75,000 shares of common stock which vest on August 23, 2005. The option is exercisable for a period of 10 years from the date of grant at an exercise price of $1.44 per share, the market price on the date of grant. Under the terms of this employment agreement, after the first three months of the agreement, if Mr. Schmidt dies or is terminated without cause (as defined in the employment agreement), he will receive three months of salary as severance pay. Severance pay under this employment agreement is due and payable in full immediately upon Mr. Schmidt's termination or death.

         Other than Howard and Larry Balaban, who are brothers, there are no family relationships among any executive officers, including Mr. Schmidt, or directors of Genius Products.

         Copies of the press release announcing the appointment of Mr. Schmidt as Chief Financial Officer and the employment agreement are attached hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated by reference herein.

         (d) Appointment of Directors.

         Originally intended to be effective September 1, 2004, Alexander L. Cappello, Michael J. Koss, Charles H. Rivkin and Peter H. Schlessel were appointed as members of the board of directors of Genius Products on September 30, 2004. Messrs. Koss, Rivkin and Schlessel were also appointed to the audit committee, with Mr. Koss as the chairperson, and all four new directors were appointed to the compensation committee, with Mr. Rivkin as the chairperson.

         Mr. Cappello is a Managing Director of Cappello Capital Corp., investment bankers. Genius Products retained Cappello Capital Corp. to perform corporate finance advisory services for Genius Products for a two-year period commencing in March 2004. As of September 23, 2004, Genius Products paid $60,000 in compensation and $688 in reimbursement for expenses under the terms of the retainer agreement with Cappello Capital Corp.

         A copy of the press release announcing the appointment of the foregoing board members is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

ITEM 8.01         OTHER EVENTS.

         On October 27, 2004, Genius Products issued a press release announcing an adjournment of annual meeting of stockholders to November 17, 2004 at 10:00 a.m. in order to allow more time for interested common stockholders to submit proxies with respect to the proposed reincorporation of Genius Products from the State of Nevada to the State of Delaware. A copy of the press release is attached hereto as Exhibit 99.6 and is incorporated by reference herein.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1 Lease Agreement, dated as of August 25, 2004, between ProCon, Inc. and Genius Products, Inc.

         99.2              Press release regarding revenue forecast for the full
                           2004 year.

         99.3 Press release regarding the election of four new directors and the resignation of two existing directors.

         99.4              Press release regarding the appointment of Andrew C.
                           Schmidt as Chief Financial Officer.

         99.5 Employment Agreement, dated as of August 23, 2004, between Andrew C. Schmidt and Genius Products, Inc.

         99.6 Press release regarding adjournment of annual meeting of stockholders.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GENIUS PRODUCTS, INC.


Date:  November 12, 2004                         By: /s/ Klaus Moeller
                                                     ---------------------------
                                                     Klaus Moeller
                                                     Chief Executive Officer

                                INDEX TO EXHIBITS

         EXHIBIT           DESCRIPTION
         -------           -----------

         99.1 Lease Agreement, dated as of August 25, 2004, between ProCon, Inc. and Genius Products, Inc.

         99.2              Press release regarding revenue forecast for the full
                           2004 year.

         99.3 Press release regarding the election of four new directors and the resignation of two existing directors.

         99.4              Press release regarding the appointment of Andrew C.
                           Schmidt as Chief Financial Officer.

         99.5 Employment Agreement, dated as of August 23, 2004, between Andrew C. Schmidt and Genius Products, Inc.

         99.6 Press release regarding adjournment of annual meeting of stockholders.